                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 13, 2004
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                              Datatec Systems, Inc.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

 Delaware                             000-20688                 94-2914253
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(State or Other Jurisdiction          (Commission            (IRS Employer
 of Incorporation)                    File Number)           Identification No.)

23 Madison Road, Fairfield, New Jersey                              07004
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (973) 808-4000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

     Item 5. Other Events and Required FD Disclosure.
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     On February 13, 2004, Datatec Systems,  Inc. (the "Company") announced that
Per-Olof  Loof, who was appointed to the Board of Directors on January 20, 2004, has been named as Chairman of the Board.

     For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

     On February 13, 2004,  the Company  also  announced  that certain law firms have  indicated  the  commencement  of  securities  fraud class action  lawsuits against  the Company and certain  officers  and  directors  on behalf of certain purchasers of the Company's common stock. The Company believes that the lawsuits are without merit and intends to defend itself vigorously.

     For additional information, reference is made to the press release attached hereto as Exhibit 99.2 and incorporated herein by reference.

     Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits.
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     (c)     Exhibits
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             Exhibit No.           Exhibits
             -----------           --------

             99.1                  Press Release dated February 13, 2004.

             99.2                  Press Release dated February 13, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             DATATEC SYSTEMS, INC.

Dated: February 13, 2004                     By:  /s/ Raymond R. Koch
                                                --------------------------------
                                                Name:   Raymond R. Koch
                                                Title:  Chief Operating Officer